UNITED STATES BANKRUPTCY COURT
NORTHERN DISTRICT OF GEORGIA				Exhibit 99.1
NEWNAN DIVISION

	}	CASE NUMBER
	}	02-10835
}
The NewPower Company, et. al.	}	JUDGE	W. Homer Drake, Jr.
}
DEBTORS	}	CHAPTER 11

DEBTOR'S MONTHLY FINANCIAL REPORTS (BUSINESS)

FOR THE PERIOD

FROM 12/31/2007 to 1/31/2008

Comes now the above-named debtor and files its Periodic Financial Reports in accordance with the Guidelines established by the United States Trustee and FRBP 2015.

Paul Ferdinands
Attorney for Debtor

Debtor's Address		Attorney's Address
and Phone Number		and Phone Number

P.O. Box 17296		191 Peachtree St.
Stamford, Ct 06907		Atlanta, GA 30303
Tel: (203) 329-8412		Tel: (404) 572-4600

NewPower Holdings, Inc.
Case Number: 02-10835	Post Petition
	Totals
For Period from December 31, 2007 to January 31, 2008

Opening Cash Balance -12/31/07	$ 1,555

Inflows:
Customer Collections
Collateral Returned
-Sureties
-Security Deposits
Sale Proceeds/Interest Income/Other	2
Total Inflows	2
		Distribution of Outflows
Outflows:		NewPower	The NewPower
Post Petition:		Holdings, Inc.	Company

Professionals - Bankruptcy	65	65
Consulting Fees
Lockbox Fees
Supplies & Misc
Rent	1	1
Insurance	60	60
Utilities (Heat, Hydro, Phone, etc.)	1	1
Payroll (inlcuding tax payments & fees)	10	10
T&E Reimbursements
State Tax Payments
Distribution to Equity
Total Outflows	138	138

Net Cash Flows	(135)

Closing Cash Balance	$ 1,420

Amount of Cash Balance in Reserve for
Classes 8 -12

Attachment 1

NewPower Holdings, Inc.
Case Number: 02-10835
Monthly Accounts Receivable Aging and Reconciliation
For Period from December 31, 2007 to January 31, 2008
Amounts in $000's

Accounts Receivable at Petition Date:	$ 75,200

Beginning of Month Balance* - Gross	$ 13,476	(per 12/31/07 G/L)
PLUS: Current Month New Billings	-
LESS: Collections During the Month	-

End of Month Balance - Gross	$ 13,476	(per 1/31/08 G/L)
Allowance for Doubtful Accounts	(13,476)

End of Month Balance - Net of Allowance	$ -

Note:	The accounts receivable aging below relates only to deliveries to customers subsequent to the June 11, 2002 petition date.

AR Aging for Post Petition Receivables

Current	> 30 days	> 60 days	Total

$ -	$ -	$ 111	$ 111

Attachment 2

NewPower Holdings, Inc.
Case Number: 02-10835
Monthly Accounts Payable and Secured Payments Report
For Period from December 31, 2007 to January 31, 2008
Amounts in $000's

See attached System Generated A/P reports as of 12/31/2007 (Attachments 2A and 2B).

Beginning of Period Balance	$ 60	(per 12/31/07 G/L)
PLUS: New Indebtedness Incurred	147
LESS: Amounts Paid on A/P& taxes	(147)

End of Month Balance	$ 60	(per 1/31/08 G/L)

Exhibit 2A

The New Power Company
Vendor Balance Detail
January 2008

	Type	Date	Amount	Balance
Archivesone				0.00
	Bill	01/14/2008	1,483.02	1,483.02
	Bill Pmt -Check	01/14/2008	-1,483.02	0.00
Total Archivesone			0.00	0.00

Arkadin, Inc.				0.00
	Bill	01/14/2008	37.05	37.05
	Bill Pmt -Check	01/14/2008	-37.05	0.00
Total Arkadin, Inc.			0.00	0.00

AT&T				0.00
	Bill	01/14/2008	267.34	267.34
	Bill Pmt -Check	01/14/2008	-267.34	0.00
Total AT&T			0.00	0.00

epiq Systems				0.00
	Bill	01/14/2008	387.49	387.49
	Bill Pmt -Check	01/14/2008	-387.49	0.00
	Bill	01/29/2008	400.21	400.21
	Bill Pmt -Check	01/29/2008	-400.21	0.00
Total epiq Systems			0.00	0.00

Kaster Moving Co. Inc.				0.00
	Bill	01/29/2008	532.80	532.80
	Bill Pmt -Check	01/29/2008	-532.80	0.00
Total Kaster Moving Co. Inc.			0.00	0.00

King and Spalding				0.00
	Bill	01/14/2008	1,406.33	1,406.33
	Bill Pmt -Check	01/14/2008	-1,406.33	0.00
	Bill	01/29/2008	1,309.92	1,309.92
	Bill Pmt -Check	01/29/2008	-1,309.92	0.00
Total King and Spalding			0.00	0.00

Sidley Austin Brown & Wood				0.00
	Bill	01/14/2008	63,558.32	63,558.32
	Bill Pmt -Check	01/14/2008	-63,558.32	0.00
	Bill	01/29/2008	78,056.55	78,056.55
	Bill Pmt -Check	01/29/2008	-78,056.55	0.00
Total Sidley Austin Brown & Wood			0.00	0.00

U.S. Trustee Program Payment Center				0.00
	Bill	01/29/2008	250.00	250.00
	Bill	01/29/2008	250.00	500.00
	Bill Pmt -Check	01/29/2008	-500.00	0.00
Total U.S. Trustee Program Payment Center			0.00	0.00

Exhibit 2A

The New Power Company
Vendor Balance Detail
January 2008

TOTAL		0.00	0.00

	New Bills	147,939.03
	Bills Paid	-147,939.03

Exhibit 2B

The New Power Company
Unpaid Vendor Detail
As of January 31, 2008

Name	Balance

Franchise Tax Liability	55,465.00
Payroll Tax Liablility	4,617.78
60,082.78

Attachment 3

NewPower Holdings, Inc.
Case Number: 02-10835
Inventroy and Fixed Assets Report
For Period from December 31, 2007 to January 31, 2008
Amounts in $000's

Inventory Report

Inventory Balance at Petition Date	$ 15,587

Inventory at Beginning of Period	$ -	(per 12/31/07 G/L)
PLUS: Inventrory Purchased	-
LESS: Inventory Used or Sold	-

End of Month Balance	$ -	(per 1/31/08 G/L)

Inventory is generally costed at the lower of cost or market. By the end of July 2002 we had sold all of our gas inventory either to retail customers or financial buyers as part of our asset sales.

Fixed Asset Report

Book Value at Petition Date	$ 1,238

Our fixed assets at petition date consisted of office furniture and equipment. These assets were transferred to our lessor in June 2002 as part of the settlement of our lease obligation.

Fixed Assets at Beginning of Period	$ -
Less: Depreciation Expense	-
Less: Dispositions	-
Add: Purchases	-

Fixed Assets at End of Period	$ -

Attachment 4

Name of Debtor :	NewPower Holdings Inc.
Case # :	02-10835
Reporting Period:	1/01/2008-1/31/2008

Name of Bank:	JP Morgan Chase
Branch:	New York ABA # 021000021
Account Name:	The New Power Company Concentration Account
Account Number:
Purpose of Account:	Concentration Account

Beginning Balance	$ 448,872.85
Total Deposits	$ 1,215.58
Total Payments	$ 135,008.26
Closing Balance	$ 315,080.17
Service Charges

First Check issued this Period		N/A
Last Check issued this Period		N/A
Total # of checks issued this Period		N/A

Attachment 4

Name of Debtor :	NewPower Holdings Inc.
Case # :	02-10835
Reporting Period:	1/01/2008-1/31/2008

Name of Bank:	JP Morgan Chase
Branch:	New York ABA # 021000021
Account Name:	The New Power Company
Account Number:
Purpose of Account:	Money Market

Beginning Balance	$ 1,124,472.17
Total Deposits	$ 1,081.68 Interest Income
Total Payments	$ 2,654.08 Payroll Taxes
Closing Balance	$ 1,122,899.77
Service Charges	$ -

First Check issued this Period	N/A
Last Check issued this Period	N/A
Total # of checks issued this Period	N/A

Attachment 4

Name of Debtor :	NewPower Holdings Inc.
Case # :	02-10835
Reporting Period:	1/01/2008-1/31/2008

Name of Bank:	JP Morgan Chase
Branch:	Syracuse, NY
Account Name:	The New Power Company
Account Number:
Purpose of Account:	Controlled Disbursements (A/P)

Beginning Balance	$0.00
Total Deposits	$135,008.26
Total Payments	$135,008.26
Closing Balance	$0.00
Service Charges	N/A

First Check issued this Period	201157
Last Check issued this Period	201170
Total # of checks issued this Period	14

Exhibit 5

The New Power Company
Check Detail
January 2008

Num	Date	Name	Paid Amount

201157	01/14/2008	M. Patricia Foster	3,388.82
201158	01/14/2008	United States Treasury	56.00
201159	01/14/2008	Sidley Austin Brown & Wood	63,558.32
201160	01/14/2008	Archivesone	1,483.02
201161	01/14/2008	King and Spalding	1,406.33
201162	01/14/2008	epiq Systems	387.49
201163	01/14/2008	AT&T	267.34
201164	01/14/2008	Arkadin, Inc.	37.05
201165	01/29/2008	Kaster Moving Co. Inc.	532.80
201166	01/29/2008	U.S. Trustee Program Payment Center	500.00
201167	01/29/2008	King and Spalding	1,309.92
201168	01/29/2008	Sidley Austin Brown & Wood	78,056.55
201169	01/29/2008	epiq Systems	400.21
201170	01/31/2008	M. Patricia Foster	3,388.81

Attachment 6

NewPower Holdings, Inc.
Case Number: 02-10835
Monthly Tax Report
For Period from December 31, 2007 to January 31, 2008
Amounts in $000's

Taxes Paid During the Month

Employment Taxes
Connecticut State Tax

Taxes Owed and Due

Payroll Tax Liability	4.6

Attachment 7A

NewPower Holdings, Inc.
Case Number: 02-10835
Summary of Officer Compensation / Summary of Personnel and Insurance Coverages
For Period from December 31, 2007 to January 31, 2008
Amounts in $000's

Summary of Officer Compensation

See supplemental attachment.

Personnel Report
	Full Time	Part Time
# of Employees at beginning of period		1
# hired during the period	-	-
# terminated/resigned during period	-	-
# employees on payroll - end of period	0	1

# of employees on temporary consulting assignments		0

Confirmation of Insurance

See supplemental attachment. *

* Omitted

Attachment 7B
(Supplemental)

Payments made to insiders 1/01/08 - 1/31/08
Payments are in gross amts

	Title	Amount	Date	Type

M. Patricia Foster	President & CEO	$ 5,208.33	1/14/2008	Salary for pay period 1/01 -1/15
		$ 5,208.33	1/31/2008	Salary for pay period 1/16 -1/31

$ 10,416.67

Attachment 8

NewPower Holdings, Inc.
Case Number: 02-10835
Significant Developments During Reporting Period
For Period from December 31, 2007 to January 31, 2008

none